                                                                      EXHIBIT 24

                  Form 10-K for the Year Ended December 31,
                        1995 The Exchange Act of 1934

                              ____________________

     Power of Attorney

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints C. R. Palmer or E. E. Thiele, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign to the Company's Form 10-K for the year ended December 31, 1995 and any or all amendments, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                              ____________________

         Pursuant to the requirement of the Exchange Act of 1934, the Company's Form 10-K for the year ended December 31, 1995 or amendment has been signed below by the following persons in the capacities and on the dates indicated:

      Signature                      Title                        Date
      ---------                      -----                        ----
  -----------------------    President, Chairman of the
  (C. R. Palmer)             Board and Chief Executive Officer

  RALPH E. BAILEY            Director
  (Ralph E. Bailey)

  HENRY O. BOSWELL           Director
  (Henry O. Boswell)

  H. E. LENTZ                Director
  (H. E. Lentz)

  WILFRED P. SCHMOE          Director                             March 29, 1996
  (Wilfred P. Schmoe)

  CHARLES P. SIESS, JR.      Director
  (Charles P. Siess, Jr.)

  PETER SIMONIS              Director
  (Peter Simonis)

  C. W. YEARGAIN             Director
  (C. W. Yeargain)